SUPPLEMENT NO. 2

     dated February 21, 2006
to the Prospectus dated May 1, 2005
for the College Retirement Equities Fund (CREF)

CREF EXPENSE DEDUCTIONS

     In keeping with CREF’s “at cost” expense structure, the amounts deducted on a daily basis from each CREF Account are based on estimated expenses and, as described in the Prospectus, any differences between these estimates and the actual expenses are adjusted during the following quarter to reflect actual costs. Please be advised that the actual expenses incurred or anticipated to be incurred by certain CREF Accounts through April 30, 2006, are higher than previously estimated for that period.

     Accordingly, the revised estimates for the estimated expenses in the “Annual Expense Deductions from Net Assets” section of the “Annual Expense Deductions” table on page 4 of the Prospectus should be as follows:

Estimated Annual Expense Deductions

						Inflation-
		Global		Equity	Bond	Linked	Social	Money
	Stock	Equities	Growth	Index	Market	Bond	Choice	Market

Annual Expense Deductions from Net Assets (as a percentage of average net assets)
Investment Advisory
Expenses	0.120%	0.160%	0.140%	0.070%	0.110%	0.110%	0.080%	0.060%
Administrative
Expenses	0.275%	0.275%	0.275%	0.275%	0.275%	0.275%	0.275%	0.275%
Distribution
Expenses (12b-1)	0.080%	0.080%	0.080%	0.080%	0.080%	0.080%	0.080%	0.080%
Mortality and Expense
Risk Charges	0.005%	0.005%	0.005%	0.005%	0.005%	0.005%	0.005%	0.005%

Total Annual Expense
Deductions	0.480%	0.520%	0.500%	0.430%	0.470%	0.470%	0.440%	0.420%

								(over)

A11097 (2/06)

CHANGE IN GROWTH ACCOUNT PORTFOLIO MANAGEMENT TEAM

     The portfolio management team for the Growth Account is changing. The following supplements the disclosure under “Portfolio Management Teams” in the Prospectus:

     David C. Fording is no longer a member of the portfolio management team for the Growth Account. All other portfolio managers previously listed in the May 1, 2005 Prospectus and subsequent supplements thereto as managers of the Account will remain as members of the portfolio management team responsible for the day-to-day management of the Account.

COLLEGE RETIREMENT EQUITIES FUND

Growth Account

     SUPPLEMENT NO. 4
dated February 21, 2006 to the Statement of Additional Information (SAI)
dated May 1, 2005

The portfolio management team for the Growth Account is changing. The following supplements the disclosure under “Additional Information Regarding Portfolio Managers” in the SAI:

David C. Fording is no longer a member of the portfolio management team for the Growth Account. All other portfolio managers previously listed in the May 1, 2005 Prospectus and subsequent supplements thereto as managers of the Account will remain as members of the portfolio management team responsible for the day-today management of the Account.

A11098 2/06